EXHIBIT 99.1

Simmons First Announces First Quarter Earnings

PINE BLUFF, Ark., April 16, 2009 (GLOBE NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced first quarter 2009 earnings of $5.2 million, or $0.37 diluted earnings per share for the quarter ended March 31, 2009, compared to $0.45 diluted core earnings per share for the same period in 2008. During the first quarter of 2008 the Company recorded additional earnings of $0.18 per share for nonrecurring items related to Visa, Inc.'s IPO.

"Considering the challenges of our national economy, we are pleased with our performance for the first quarter. Our conservative culture has sustained us well during these turbulent times. Our earnings were relatively close to our expectations for this economy, our asset quality continues to be strong and our capital remains in the top twenty percent of our peer group," according to J. Thomas May, Chairman and CEO. "We are cautiously optimistic that the Arkansas economy will continue to perform at a level better than many other regions throughout the country. However, we must continue to be alert as to the potential of a lag effect that often accompanies a recession. On a positive note, we share some of the cautious optimism that the recession is beginning to show signs of nearing the bottom."

The Company's net interest income for the first quarter of 2009 increased 2.6% to $23.4 million compared to $22.8 million for the same period of 2008. Net interest margin decreased 12 basis points to 3.68% from the first quarter of 2008 primarily due to significant repricing of earning assets resulting from declining interest rates and the Company's concentrated effort to increase liquidity and grow core deposits. Net interest income declined 2 basis points from the fourth quarter primarily due to the seasonality of the loan portfolio and increased cash flows from the investment portfolio as a result of called bonds.

The Company's loan portfolio increased 4.1% to $1.92 billion at March 31, 2009. The growth was primarily attributable to increases in the student loan portfolio, as well as in real estate loans. "As expected, while each of our eight banks continues providing loans to its respective customers, the loan demand today is significantly less than historical levels. Additionally, we are positioned to meet the needs of our consumer and commercial borrowers when demand returns," added May.

Non-performing assets as a percent of total assets were 0.80% as of March 31, 2009. Non-performing loans as a percent of total loans were 1.03%. These ratios include approximately $2.7 million of Government guaranteed student loans that became over 90 days past due during the quarter. Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 0.71% and non-performing loans as a percent of total loans were 0.89%.

The allowance for loan losses was $24.5 million at March 31, 2009, or 1.28% of total loans and 124% of non-performing loans. The Company's annualized net charge-off ratio for the first quarter of 2009 was 0.73%. Excluding credit cards, the annualized net charge-off ratio for the first quarter was 0.56%. Annualized net credit card charge-offs for the first quarter were 2.64%, an increase of 62 basis points from the previous quarter, but still more than 600 basis points below the most recently published credit card charge-off industry average of 8.82%.

Total deposits were $2.4 billion at March 31, 2009, an increase of $73 million, or 3.2% from the same period in 2008. At the beginning of 2008, the Company implemented strategic initiatives to reduce its dependency on time deposits. As a result, non-time core deposits increased $180 million, or 15%, while the dependency on more costly time deposits decreased by $107 million from March 31, 2008.

Total assets for the Company were $2.9 billion at March 31, 2009. Stockholders' equity increased 4.1% to $292 million at March 31, 2009 compared to $281 million at March 31, 2008. At March 31, 2009, book value per share was $20.85 and tangible book value per share was $16.35.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities.

The Simmons First National Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4819

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, April 16, 2009. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on April 23, 2009 by dialing 1-800-642-1687. The passcode for the replay is 93291865. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

 Simmons First National Corporation                               SFNC
 Consolidated End of Period Balance Sheets
 For the Quarters Ended
 (Unaudited)

                  Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                   2009       2008       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   53,707 $   71,801 $   70,640 $   79,569 $   86,891
 Interest
  bearing
  balances due
  from banks        43,219     61,085     71,837     76,253    107,332
 Federal funds
  sold               1,000      6,650      7,310     44,430     53,775
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents      97,926    139,536    149,787    200,252    247,998

 Investment
  securities -
  held-to-
  maturity         217,443    187,301    181,805    186,400    182,194
 Investment
  securities -
  available-for-
  sale             505,349    458,833    394,267    439,625    389,214
 Mortgage loans
  held for sale      9,695     10,336      4,377     11,581      7,735
 Assets held in
  trading
  accounts           7,510      5,754        890      1,004      5,806

 Loans           1,917,332  1,933,074  1,936,279  1,908,328  1,842,138
  Allowance for
   loan losses     (24,508)   (25,841)   (25,548)   (25,752)   (25,392)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,892,824  1,907,233  1,910,731  1,882,576  1,816,746

 Premises and
  equipment         78,632     78,904     78,357     78,299     77,281
 Foreclosed
  assets held
  for sale, net      3,704      2,995      4,044      3,440      3,556
 Interest
  receivable        19,071     20,930     23,322     20,863     19,696
 Bank owned life
  insurance         39,995     39,617     39,220     38,851     38,400
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,373      2,575      2,777      2,978      3,180
 Other assets        8,452      8,490     10,010      8,968      9,347
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,943,579 $2,923,109 $2,860,192 $2,935,442 $2,861,758
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  330,656 $  334,998 $  318,660 $  335,310 $  327,627
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,078,324  1,026,824  1,024,176  1,025,908    901,852
 Time deposits
  less than
  $100,000         550,676    556,118    556,516    577,435    618,173
 Time deposits
  greater than
  $100,000         409,846    418,393    395,040    424,330    449,199
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,369,502  2,336,333  2,294,392  2,362,983  2,296,851
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase        98,680    115,449    104,002    115,554    113,891
 Short-term debt     1,456      1,112      1,480      4,549        590
 Long-term FHLB
  debt -
  affiliate
  banks            129,493    127,741    126,089    119,973    108,809
 Subordinated
  debt issued to
  capital trusts    30,930     30,930     30,930     30,930     30,930
 Accrued
  interest and
  other
  liabilities       21,348     22,752     22,482     23,302     29,898
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,651,409  2,634,317  2,579,375  2,657,291  2,580,969
                ---------- ---------- ---------- ---------- ----------

 STOCKHOLDERS'
  EQUITY
 Capital stock         140        140        140        139        139
 Surplus            41,901     40,807     40,744     40,674     40,655
 Undivided
  profits          247,228    244,655    241,682    237,859    234,515
 Accumulated
  other
  comprehensive
  income (loss)
  Unrealized
   appreciation
   (depreciation)
   on AFS
   securities        2,901      3,190     (1,749)      (521)     5,480
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    STOCKHOLDERS'
    EQUITY         292,170    288,792    280,817    278,151    280,789
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,943,579 $2,923,109 $2,860,192 $2,935,442 $2,861,758
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended
 (Unaudited)

                  Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                   2009       2008       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   62,974 $   63,005 $   70,908 $   69,197 $   70,105
 Interest
  bearing
  balances due
  from banks        54,057    107,211     65,819     85,578     56,384
 Federal funds
  sold                 486     14,394     32,910     55,543     35,460
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     117,517    184,610    169,637    210,318    161,949

 Investment
  securities -
  held-to-
  maturity         194,100    181,249    184,734    184,603    184,062
 Investment
  securities -
  available-for-
  sale             515,648    405,812    431,215    431,869    382,939
 Mortgage loans
  held for sale     13,731      4,661      6,759      8,740      7,474
 Assets held in
  trading
  accounts           4,213      5,774        727      5,747      5,731

 Loans           1,917,251  1,948,320  1,905,979  1,869,369  1,841,762
  Allowance for
   loan losses     (25,840)   (25,817)   (25,878)   (25,426)   (25,622)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,891,411  1,922,503  1,880,101  1,843,943  1,816,140

 Premises and
  equipment         78,847     79,048     78,383     78,170     76,528
 Foreclosed
  assets held
  for sale, net      3,365      3,724      3,693      3,685      2,659
 Interest
  receivable        19,856     22,716     21,886     20,745     21,069
 Bank owned life
  insurance         39,802     39,411     39,038     38,600     38,213
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,491      2,694      2,895      3,095      3,299
 Other assets        7,777      7,748      8,270      5,053      7,273
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,949,363 $2,920,555 $2,887,943 $2,895,173 $2,767,941
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  327,250 $  322,540 $  320,160 $  318,978 $  308,715
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,052,635  1,040,619  1,021,519    972,687    803,439
 Time deposits
  less than
  $100,000         558,969    565,219    569,859    598,264    647,150
 Time deposits
  greater than
  $100,000         414,418    408,764    404,694    438,887    452,872
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,353,272  2,337,142  2,316,232  2,328,816  2,212,176
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       119,846    116,048    102,704    110,646    126,459
 Short-term debt     1,695      3,153      9,668      2,791      1,715
 Long-term debt    160,692    159,027    154,676    147,948    123,221
 Accrued
  interest and
  other
  liabilities       21,100     20,078     21,948     21,935     26,484
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,656,605  2,635,448  2,605,228  2,612,136  2,490,055
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    STOCKHOLDERS'
    EQUITY         292,758    285,107    282,715    283,037    277,886
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,949,363 $2,920,555 $2,887,943 $2,895,173 $2,767,941
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended
 (Unaudited)

                           Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
                            2009     2008     2008     2008     2008
                          -------- -------- -------- -------- --------
 (in thousands, except
  per share data)

 INTEREST INCOME
  Loans                   $ 28,234 $ 30,266 $ 31,548 $ 31,159 $ 33,106
  Federal funds sold             1       31      176      285      256
  Investment securities      6,417    6,749    7,063    7,055    6,569
  Mortgage loans held for
   sale, net of unrealized
   gains (losses)              158       74      112      113      112
  Assets held in trading
   accounts                      5       10       --       41        1
  Interest bearing
   balances due from banks      78      231      309      487      388
                          -------- -------- -------- -------- --------
   TOTAL INTEREST INCOME    34,893   37,361   39,208   39,140   40,432
                          -------- -------- -------- -------- --------
 INTEREST EXPENSE
  Time deposits              6,934    7,807    8,491   10,006   11,922
  Other deposits             2,569    3,643    4,116    3,899    3,266
  Federal funds purchased
   and securities sold
   under agreements to
   repurchase                  243      297      429      463      921
  Short-term debt                6       10       62       19       20
  Long-term debt             1,748    1,824    1,763    1,655    1,511
                          -------- -------- -------- -------- --------
   TOTAL INTEREST EXPENSE   11,500   13,581   14,861   16,042   17,640
                          -------- -------- -------- -------- --------
 NET INTEREST INCOME        23,393   23,780   24,347   23,098   22,792
  Provision for loan
   losses                    2,138    2,751    2,214    2,214    1,467
                          -------- -------- -------- -------- --------
 NET INTEREST INCOME AFTER
  PROVISION FOR LOAN
  LOSSES                    21,255   21,029   22,133   20,884   21,325
                          -------- -------- -------- -------- --------
 NON-INTEREST INCOME
  Trust income               1,326    1,524    1,608    1,450    1,648
  Service charges on
   deposit accounts          3,727    4,013    4,009    3,691    3,434
  Other service charges
   and fees                    746      659      648      621      753
  Income on sale of
   mortgage loans, net of
   commissions               1,039      530      595      760      721
  Income on investment
   banking, net of
   commissions                 411      246      131      199      449
  Credit card fees           3,153    3,435    3,491    3,480    3,173
  Premiums on sale of
   student loans                --       --        3      507      624
  Bank owned life
   insurance income            378      389      370      425      361
  Other income                 679      530      433      587    3,829
                          -------- -------- -------- -------- --------
   TOTAL NON-INTEREST
    INCOME                  11,459   11,326   11,288   11,720   14,992
                          -------- -------- -------- -------- --------
 NON-INTEREST EXPENSE
  Salaries and employee
   benefits                 14,583   14,353   14,056   14,433   14,208
  Occupancy expense, net     1,889    1,857    1,912    1,804    1,810
  Furniture and equipment
   expense                   1,543    1,462    1,543    1,472    1,490
  Other real estate and
   foreclosure expense          70       53       57       87       42
  Deposit insurance            533      325      267      113       88
  Other operating
   expenses                  7,040    6,530    6,606    6,300    5,492
                          -------- -------- -------- -------- --------
   TOTAL NON-INTEREST
    EXPENSE                 25,658   24,580   24,441   24,209   23,130
                          -------- -------- -------- -------- --------
 NET INCOME BEFORE INCOME
  TAXES                      7,056    7,775    8,980    8,395   13,187
  Provision for income
   taxes                     1,820    2,149    2,506    2,401    4,371
                          -------- -------- -------- -------- --------
 NET INCOME               $  5,236 $  5,626 $  6,474 $  5,994 $  8,816
                          ======== ======== ======== ======== ========
 BASIC EARNINGS PER SHARE $   0.37 $   0.40 $   0.47 $   0.43 $   0.63
                          ======== ======== ======== ======== ========
 DILUTED EARNINGS PER
  SHARE                   $   0.37 $   0.40 $   0.46 $   0.42 $   0.63
                          ======== ======== ======== ======== ========

 Simmons First National Corporation                               SFNC
 Consolidated Risk-Based Capital
 For the Quarters Ended
 (Unaudited)

                  Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                   2009       2008       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 Tier 1 capital
 --------------
  Stockholders'
   equity       $  292,170 $  288,792 $  280,817 $  278,151 $  280,789
  Trust
   preferred
   securities,
   net allowable    30,000     30,000     30,000     30,000     30,000
  Disallowed
   intangible
   assets, net
   of def. tax     (52,459)   (53,034)   (63,125)   (63,330)   (63,536)
  Unrealized
   loss (gain)
   on AFS
   securities       (2,901)    (3,190)     1,749        521     (5,480)
                ---------- ---------- ---------- ---------- ----------

   Total Tier 1
    capital        266,810    262,568    249,441    245,342    241,773
                ---------- ---------- ---------- ---------- ----------

 Tier 2 capital
 --------------
  Qualifying
   unrealized
   gain on AFS
   securities          186        179          3         19         17
  Qualifying
   allowance for
   loan losses      24,537     24,827     24,888     25,136     24,405
                ---------- ---------- ---------- ---------- ----------

   Total Tier 2
    capital         24,723     25,006     24,891     25,155     24,422
                ---------- ---------- ---------- ---------- ----------

   Total
    risk-based
    capital     $  291,533 $  287,574 $  274,332 $  270,497 $  266,195
                ========== ========== ========== ========== ==========

 Risk weighted
  assets        $1,961,351 $1,983,654 $1,988,879 $2,008,764 $1,949,862
                ========== ========== ========== ========== ==========

 Adjusted
  average assets
  for leverage
  ratio         $2,893,210 $2,870,882 $2,825,844 $2,826,216 $2,698,488
                ========== ========== ========== ========== ==========

 Ratios at end
  of quarter
 -------------
  Equity to
   assets             9.93%      9.88%      9.82%      9.48%      9.81%
  Tangible
   equity to
   tangible
   assets             7.96%      7.89%      7.77%      7.47%      7.76%
  Leverage ratio      9.22%      9.15%      8.83%      8.68%      8.96%
  Tier 1 capital     13.60%     13.24%     12.54%     12.21%     12.40%
  Total
   risk-based
   capital           14.86%     14.50%     13.79%     13.47%     13.65%

 Simmons First National Corporation                               SFNC
 Consolidated Loans and Investments
 For the Quarters Ended
 (Unaudited)

                  Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                   2009       2008       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 Loan Portfolio
  - End of
  Period
 --------------
  Consumer
   Credit cards $  158,503 $  169,615 $  162,862 $  162,103 $  158,701
   Student loans   143,130    111,584    102,346     75,371     84,884
   Other
    consumer       139,502    138,145    137,763    135,342    135,247
                ---------- ---------- ---------- ---------- ----------
    Total
     consumer      441,135    419,344    402,971    372,816    378,832
  Real Estate
   Construction    208,664    224,924    227,071    245,284    257,635
   Single-family
    residential    410,315    409,540    400,845    388,353    383,167
   Other
    commercial     588,216    584,843    576,958    558,257    547,335
                ---------- ---------- ---------- ---------- ----------
    Total real
     estate      1,207,195  1,219,307  1,204,874  1,191,894  1,188,137
  Commercial
   Commercial      187,645    192,496    184,690    229,817    198,209
   Agricultural     68,731     88,233    130,988    100,923     62,373
   Financial
    institutions     3,471      3,471      2,581      4,506      4,503
                ---------- ---------- ---------- ---------- ----------
    Total
     commercial    259,847    284,200    318,259    335,246    265,085
  Other              9,155     10,223     10,175      8,372     10,084
                ---------- ---------- ---------- ---------- ----------

    Total Loans $1,917,332 $1,933,074 $1,936,279 $1,908,328 $1,842,138
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  End of Period
 --------------
  Held-to-
   Maturity
   U.S.
    Treasury    $       -- $     --   $     --   $    1,500 $    1,500
   U.S
    Government
    agencies        33,000     18,000     19,000     24,000     24,000
   Mortgage-
    backed
    securities         105        109        112        117        121
   State and
    political
    subdivisions   183,408    168,262    161,763    159,853    154,166
   Other
    securities         930        930        930        930      2,407
                ---------- ---------- ---------- ---------- ----------
    Total held-
     to-maturity   217,443    187,301    181,805    186,400    182,194
                ---------- ---------- ---------- ---------- ----------
  Available-for-
   Sale
   U.S. Treasury     7,563      6,089      6,990      2,465      2,510
   U.S
    Government
    agencies       301,785    351,161    364,995    370,022    346,925
   Mortgage-
    backed
    securities       3,008      2,879      2,798      2,840      2,961
   State and
    political
    subdivisions       486        637        637        637        637
   FHLB stock        7,376      7,358      7,890      7,453      6,468
   Other
    securities     185,131     90,709     10,957     56,208     29,713
                ---------- ---------- ---------- ---------- ----------
    Total
     available-
     for-sale      505,349    458,833    394,267    439,625    389,214
                ---------- ---------- ---------- ---------- ----------

    Total
     investment
     securities $  722,792 $  646,134 $  576,072 $  626,025 $  571,408
                ========== ========== ========== ========== ==========

    Fair Value -
     HTM
     investment
     securities $  218,712 $  187,320 $  180,519 $  185,665 $  184,757
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  QTD Average
 -------------
  Taxable
   securities   $  536,443 $  419,682 $  455,547 $  457,918 $  414,718
  Tax exempt
   securities      173,305    162,563    160,402    158,554    152,283
                ---------- ---------- ---------- ---------- ----------

   Total
    investment
    securities -
    QTD average $  709,748 $  582,245 $  615,949 $  616,472 $  567,001
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Allowance and Asset Quality
 For the Quarters Ended
 (Unaudited)

                           Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
                            2009     2008     2008     2008     2008
                          -------- -------- -------- -------- --------
     (in thousands)

 Allowance for Loan Losses
 -------------------------
  Balance, beginning of
   quarter                $ 25,841 $ 25,548 $ 25,752 $ 25,392 $ 25,303
                          -------- -------- -------- -------- --------

  Loans charged off
   Credit cards              1,270    1,033      971      977      779
   Other consumer              530      697      459      592      357
   Real estate               1,697      517    1,274      719      477
   Commercial                  442      761      379       52      202
                          -------- -------- -------- -------- --------
    Total loans charged
     off                     3,939    3,008    3,083    2,340    1,815
                          -------- -------- -------- -------- --------

  Recoveries of loans
   previously charged off
   Credit cards                214      202      237      252      192
   Other consumer              190       97      137      132      153
   Real estate                   4       35       73       20       79
   Commercial                   60      216      218       82       13
                          -------- -------- -------- -------- --------
    Total recoveries           468      550      665      486      437
                          -------- -------- -------- -------- --------
   Net loans charged off     3,471    2,458    2,418    1,854    1,378
  Provision for loan
   losses                    2,138    2,751    2,214    2,214    1,467
                          -------- -------- -------- -------- --------
  Balance, end of quarter $ 24,508 $ 25,841 $ 25,548 $ 25,752 $ 25,392
                          ======== ======== ======== ======== ========

 Non-performing assets
 ---------------------
  Non-performing loans
   Nonaccrual loans
    Real estate           $ 12,690 $ 12,234 $  9,248 $ 10,373 $  6,735
    Commercial               1,349      668    1,778    1,494      619
    Consumer                 1,563    1,456    1,420    1,409    1,590
                          -------- -------- -------- -------- --------
     Total nonaccrual
      loans                 15,602   14,358   12,446   13,276    8,944
   Loans past due 90 days
    or more
    Government guaranteed
     student loans           2,739       --       --       --       --
    Other loans              1,482    1,292    1,572    1,202    2,158
                          -------- -------- -------- -------- --------
     Total loans past due
      90 days or more        4,221    1,292    1,572    1,202    2,158
                          -------- -------- -------- -------- --------
      Total non-performing
       loans                19,823   15,650   14,018   14,478   11,102
                          -------- -------- -------- -------- --------

  Other non-performing
   assets
   Foreclosed assets held
    for sale                 3,704    2,995    4,044    3,440    3,556
   Other non-performing
    assets                      12       12       --        1        9
                          -------- -------- -------- -------- --------
    Total other
     non-performing assets   3,716    3,007    4,044    3,441    3,565
                          -------- -------- -------- -------- --------

     Total non-performing
      assets              $ 23,539 $ 18,657 $ 18,062 $ 17,919 $ 14,667
                          ======== ======== ======== ======== ========

 Ratios
 ------
  Allowance for loan
   losses to total loans      1.28%    1.34%    1.32%    1.35%    1.38%
  Allowance for loan
   losses to
   non-performing loans     123.63%  165.12%  182.25%  177.87%  228.72%
  Allowance for loan
   losses to
   non-performing assets    104.12%  138.51%  141.45%  143.71%  173.12%
  Non-performing loans to
   total loans                1.03%    0.81%    0.72%    0.76%    0.60%
  Non-performing assets to
   total assets               0.80%    0.64%    0.63%    0.61%    0.51%
  Non-performing assets to
   total assets (excluding
   Gov't guaranteed
   student loans)             0.71%    0.64%    0.63%    0.61%    0.51%
  Annualized net charge
   offs to total loans        0.73%    0.50%    0.50%    0.40%    0.30%
  Annualized net charge
   offs to total loans
   (excluding credit
   cards)                     0.56%    0.36%    0.38%    0.27%    0.19%
  Past due loans >30 days
   (excluding nonaccrual)     0.78%    0.88%    0.63%    0.48%    1.07%

 Simmons First National Corporation                               SFNC
 Consolidated - Net Interest Income Analysis
 For the Quarters Ended
 (Unaudited)

                                Mar 31  Dec 31  Sep 30  Jun 30  Mar 31
                                 2009    2008    2008    2008    2008
                                ------  ------  ------  ------  ------
   ASSETS

 Earning Assets
  Interest bearing balances due
   from banks                    0.59%   0.86%   1.87%   2.29%   2.77%
  Federal funds sold             0.83%   0.86%   2.13%   2.06%   2.90%
  Investment securities          4.28%   5.24%   5.19%   5.22%   5.31%
  Mortgage loans held for sale   4.67%   6.32%   6.59%   5.20%   6.03%
  Assets held in trading
   accounts                      0.48%   0.69%   0.00%   2.87%   0.07%
  Loans                          5.98%   6.19%   6.60%   6.72%   7.24%
   Total interest earning
    assets                       5.41%   5.73%   6.09%   6.11%   6.63%

   LIABILITIES

 Interest bearing liabilities
  Interest bearing transaction
   and savings accounts          0.99%   1.39%   1.60%   1.61%   1.63%
  Time deposits                  2.89%   3.19%   3.47%   3.88%   4.36%
   Total interest bearing
    deposits                     1.90%   2.26%   2.51%   2.78%   3.21%
  Federal funds purchased and
   securities sold under
   agreement to repurchase       0.82%   1.02%   1.66%   1.68%   2.93%
  Short-term debt                1.44%   1.26%   2.55%   2.74%   4.69%
  Long-term debt                 4.41%   4.56%   4.53%   4.50%   4.93%
   Total interest bearing
    liabilities                  2.02%   2.36%   2.61%   2.84%   3.29%

   NET INTEREST MARGIN/SPREAD

  Net interest spread            3.39%   3.37%   3.48%   3.27%   3.34%
  Net interest margin -
   quarter-to-date               3.68%   3.70%   3.84%   3.67%   3.80%
  Net interest margin -
   year-to-date                  3.68%   3.75%   3.77%   3.74%   3.80%

 Simmons First National Corporation                               SFNC
 Consolidated - Selected Financial Data
 For the Quarters Ended
 (Unaudited)

                  Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                   2009       2008       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands,
  except per
  share data)

 QUARTER-TO-DATE
 ---------------
  Diluted
   earnings per
   share        $     0.37 $     0.40 $     0.46 $     0.42 $     0.63
  Core earnings
   (excludes
   nonrecurring
   items) (non-
   GAAP)             5,236      5,626      6,474      5,994      6,258
  Diluted core
   earnings per
   share (non-
   GAAP)              0.37       0.40       0.46       0.42       0.45
  Cash dividends
   declared per
   common share       0.19       0.19       0.19       0.19       0.19
  Cash dividends
   declared -
   amount            2,663      2,653      2,651      2,650      2,647
  Return on
   average
   stockholders'
   equity             7.25%      7.85%      9.11%      8.52%     12.76%
  Return on
   tangible
   equity             9.47%     10.32%     11.98%     11.22%     16.81%
  Return on
   average
   assets             0.72%      0.77%      0.89%      0.83%      1.28%
  Net interest
   margin (FTE)       3.68%      3.70%      3.84%      3.67%      3.80%
  FTE Adjustment
   - investments     1,069        980        967        952        916
  FTE Adjustment
   - loans              57         63         64         57         61
  Amortization
   of
   intangibles         202        202        201        202        202
  Amortization
   of
   intangibles,
   net of taxes        127        127        127        127        127
  Average shares
   outstanding  13,991,990 13,959,174 13,951,373 13,940,253 13,929,974
  Shares
   repurchased          --         --         --     21,700     23,480
  Average price
   of
   repurchased
   shares               --         --         --      30.25      26.65
  Average
   earning
   assets        2,699,486  2,667,421  2,628,143  2,641,449  2,513,812
  Average
   interest
   bearing
   liabilities   2,308,255  2,292,830  2,263,120  2,271,223  2,154,856

 YEAR-TO-DATE
 ------------
  Diluted
   earnings per
   share        $     0.37 $     1.91 $     1.51 $     1.05 $     0.63
  Core earnings
   (excludes
   nonrecurring
   items) (non-
   GAAP)             5,236     24,352     18,726     12,252      6,258
  Diluted core
   earnings per
   share (non-
   GAAP)              0.37       1.73       1.33       0.87       0.45
  Cash dividends
   declared per
   common share       0.19       0.76       0.57       0.38       0.19
  Return on
   average
   stockholders'
   equity             7.25%      9.54%     10.11%     10.62%     12.76%
  Return on
   tangible
   equity             9.47%     12.54%     13.30%     13.98%     16.81%
  Return on
   average
   assets             0.72%      0.94%      1.00%      1.05%      1.28%
  Net interest
   margin (FTE)       3.68%      3.75%      3.77%      3.74%      3.80%
  FTE Adjustment
   - investments     1,069      3,815      2,835      1,868        916
  FTE Adjustment
   - loans              57        245        182        118         61
  Amortization
   of
   intangibles         202        807        605        404        202
  Amortization
   of
   intangibles,
   net of taxes        127        508        381        254        127
  Average shares
   outstanding  13,991,990 13,945,249 13,940,573 13,935,114 13,929,980
  Average
   diluted
   shares
   outstanding  14,090,488 14,107,943 14,109,028 14,087,690 14,069,322
  Average
   earning
   assets        2,699,486  2,617,506  2,594,469  2,577,632  2,513,812
  Average
   interest
   bearing
   liabilities   2,308,255  2,245,509  2,229,733  2,213,039  2,154,856

 END OF PERIOD
 -------------
  Book value per
   share        $    20.85 $    20.69 $    20.12 $    19.94 $    20.14
  Tangible book
   value per
   share             16.35      16.16      15.58      15.38      15.56
  Shares
   outstanding  14,013,839 13,960,680 13,958,932 13,948,442 13,941,849
  Full-time
   equivalent
   employees         1,097      1,123      1,125      1,135      1,121
  Total number
   of ATM's             94         93         93         95         92
  Total number
   of financial
   centers              84         84         84         85         85
  Parent
   company only
   - investment
   in
   subsidiaries    297,860    291,392    285,474    284,614    290,465
  Parent
   company
   only -
   intangible
   assets              133        133        133        133        133

 Simmons First National Corporation                               SFNC
 Consolidated - Reconciliation of Core Earnings (non-GAAP)
 For the Quarters Ended
 (Unaudited)

                            Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
                             2009     2008     2008     2008     2008
                           -------  -------  -------  -------  -------
 (in thousands, except per
  share data)

 QUARTER-TO-DATE
 ---------------
  Net Income               $ 5,236  $ 5,626  $ 6,474  $ 5,994  $ 8,816
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --       --   (2,973)
    Litigation liability
     (Visa)                     --       --       --       --   (1,220)
    Tax effect (39%)            --       --       --       --    1,635
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --       --   (2,558)
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $ 5,236  $ 5,626  $ 6,474  $ 5,994  $ 6,258
                           =======  =======  =======  =======  =======

  Diluted earnings per
   share                   $  0.37  $  0.40  $  0.46  $  0.42  $  0.63
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --       --    (0.21)
    Litigation liability
     (Visa)                     --       --       --       --    (0.09)
    Tax effect (39%)            --       --       --       --     0.12
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --       --    (0.18)
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  0.37  $  0.40  $  0.46  $  0.42  $  0.45
                           =======  =======  =======  =======  =======

 YEAR-TO-DATE
 ------------
  Net Income               $ 5,236  $26,910  $21,284  $14,810  $ 8,816
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --   (2,973)  (2,973)  (2,973)  (2,973)
    Litigation liability
     (Visa)                     --   (1,220)  (1,220)  (1,220)  (1,220)
    Tax effect (39%)            --    1,635    1,635    1,635    1,635
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --   (2,558)  (2,558)  (2,558)  (2,558)
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $ 5,236  $24,352  $18,726  $12,252  $ 6,258
                           =======  =======  =======  =======  =======

  Diluted earnings per
   share                   $  0.37  $  1.91  $  1.51  $  1.05  $  0.63
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --    (0.21)   (0.21)   (0.21)   (0.21)
    Litigation liability
     (Visa)                     --    (0.09)   (0.09)   (0.09)   (0.09)
    Tax effect (39%)            --     0.12     0.12     0.12     0.12
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --    (0.18)   (0.18)   (0.18)   (0.18)
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  0.37  $  1.73  $  1.33  $  0.87  $  0.45
                           =======  =======  =======  =======  =======

CONTACT:  Simmons First National Corporation
          David W. Garner, Senior Vice President and Investor
           Relations Officer
          (870) 541-1000